                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 1, 2006

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                          TAL INTERNATIONAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                333-126317                20-1796526
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)

                            100 Manhattanville Road
                         Purchase, New York 10577-2135
          (Address of Principal Executive Offices, including Zip Code)

                           Telephone: (914) 251-9000
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 1, 2006, TAL International Group, Inc. entered into OMNIBUS
AMENDMENT NO. 2 to the Amended and Restated Credit Agreement, dated as of August
1, 2005 among TAL International Container Corporation, Trans Ocean Ltd., Trans
Ocean Container Corporation, Fortis Capital Corp., as Administrative Agent and
Collateral Agent, and the lenders. Under the terms of the revised credit agreement, the aggregate commitment was reduced from $175.0 million to $165.0 million, and the applicable margin was reduced from LIBOR + 2.125% to LIBOR
+1.375%.

ITEM 9.01. INFORMATION TO BE INCLUDED IN THE REPORT.

(d) Exhibits

         10.42 OMNIBUS AMENDMENT NO. 2 dated June 1, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TAL International Group, Inc.

Dated:   June 6, 2006                    By:     /s/ Chand Khan
                                                -----------------------
                                         Name:   Chand Khan
                                         Title:  Vice President and CFO

                                INDEX TO EXHIBITS

EXHIBIT                            DESCRIPTION
-------    -------------------------------------------------------------
 10.42     OMNIBUS AMENDMENT NO. 2 dated June 1, 2006.